SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                   FORM 8-K

                                AMENDMENT NO. 1



                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                December 3, 2001
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)



                              NetSalon Corporation
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



         Delaware                  0-26375                84-1472120
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number


             2000 Main Street, Suite 202, Fort Myers, Florida  33901
           -----------------------------------------------------------
           Address of Principal Executive Offices             Zip Code



                                (941) 791-3300
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code
















ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) EXHIBITS.

         Exhibit 16.     Filed herewith electronically.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     TANGIBLEDATA, INC.



Dated: January 15, 2002              By:/s/ Mark Manuel
                                        Mark Manuel, President